                                                                    Exhibit 99.j


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Mid-Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund dated December 17, 2004; the American AAdvantage Money Market Fund, the American AAdvantage U.S. Government Money Market Fund, the American AAdvantage Municipal Money Market Fund and the American AAdvantage Treasury Inflation Protected Securities Fund dated February 18, 2005; and the American AAdvantage S&P 500 Index Fund, the American AAdvantage Small Cap Index Fund and the American AAdvantage International Equity Index Fund dated February 23, 2005 in the Registration Statement (Form N-1A) of the American AAdvantage Funds and their incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 52 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387) and in this Amendment No. 53 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-4984).


                                              ERNST & YOUNG LLP


Chicago, Illinois
February 28, 2005

                                                                    Exhibit 99.j


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm under the caption "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the AMR Investment Services International Equity Portfolio dated December 17, 2004 and the AMR Investment Services Money Market Portfolio, the AMR Investment Services U.S. Government Money Market Portfolio and the AMR Investment Services Municipal Money Market Portfolio dated February 18, 2005 in the Registration Statement (Form N-1A) of the American AAdvantage Funds and their incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 52 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387) and in this Amendment No. 53 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-4984).


                                                 ERNST & YOUNG LLP


Chicago, Illinois
February 28, 2005

                                                                    EXHIBIT 99.j


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT


We consent to the incorporation by reference in Post-Effective Amendment No. 52 to Registration Statement No. 33-11387 of American Beacon Funds on Form N-1A of our reports dated February 23, 2005 for Master Small Cap Index Series and for Master International Index Series of Quantitative Master Series Trust, appearing in the December 31, 2004 Annual Report of American AAdvantage Funds - Small Cap Index Fund and International Equity Index Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement.


/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 28, 2005